SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: April 15, 2003
HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer)	333-74898-01 (Commission File Numbers)	Not Applicable (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03(a) of the Series 2000-1 Indenture Supplement dated as of November 16, 2000 between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2000-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03 (a) of the Series 2001-1 Indenture Supplement dated as of January 25, 2001, between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2001-1.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03 (a) of the Series 2001-2 Indenture Supplement dated as of June 20, 2001, between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B notes, Series 2001-2.

99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03 (a) of the Series 2002-1 Indenture Supplement dated as of October 28, 2002, between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B, Series 2002-1 Asset Backed Notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ P.D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: April 24, 2003

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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03 (a) of the Series 2000-1 Indenture Supplement dated as of November 16, 2000 between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B, Series 2000-1 Asset Backed Notes.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03 (a) of the Series 2001-1 Indenture Supplement dated as of January 25, 2001, between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B, Series 2001-1 Asset Backed Notes.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03 (a) of the Series 2001-2 Indenture Supplement dated as of June 20, 2001, between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B, Series 2001-2 Asset Backed Notes.

99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on April 15, 2003 pursuant to Subsection 5.03 (a) of the Series 2002-1 Indenture Supplement dated as of October 28, 2002, between Wilmington Trust Company as Trustee of the Household Credit Card Master Note Trust I, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee, with respect to the Class A and Class B, Series 2002-1 Asset Backed Notes.

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